UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2008

POWERWAVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place

Santa Ana, CA 92705

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06	MATERIAL IMPAIRMENTS

On December 28, 2008, Powerwave Technologies, Inc. (the “Company”) concluded that it will be required to record an impairment charge to reduce the carrying value of the Company’s goodwill, largely as a result of the reduction of the Company’s common stock price, along with the adverse impact of the current macroeconomic business environment on the Company’s long-term financial outlook. In connection with the evaluation of goodwill, the Company is also evaluating its long-lived assets, principally property, equipment, and leasehold improvements and certain other intangible assets for impairment. The Company expects to record a material non-cash charge(s) totaling between $300 million and $350 million in the current fiscal quarter ending December 28, 2008, for the impairment of goodwill, and potentially, of other long-lived assets. The impairment(s) will not result in any current or future cash expenditures.

The Company’s conclusion that it will be required to record an impairment charge was made in connection with the preparation and review of its financial statements required to be included in its next periodic report to be filed with the Securities and Exchange Commission, and the final results will be included in the Company’s Annual Report on Form 10-K for the year ended December 28, 2008.

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to the Company’s current expectations regarding its evaluation of goodwill and its long-lived assets and the impairment charges it expects to record. These forward-looking statements are based on information available to the Company as of the date of this Current Report. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company’s Annual Report on Form 10-K for the year ended December 30, 2007 and in the Company’s Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission, and in other reports filed by the Company with the Securities and Exchange Commission from time to time. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2008	POWERWAVE TECHNOLOGIES, INC

	By:	/s/ Kevin T. Michaels
Kevin T. Michaels Chief Financial Officer

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